Transaction ID 68509258 Case No. 2021-0762-LWW EFiled: Dec 05 2022 04:23P IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE EVAN UMBRIGHT, on behalf of himself and all other similarly situated stockholders of KHOSLA VENTURES ACQUISITION CO. II, Plaintiff, v. KHOSLA VENTURES ACQUISITION CO. II, ENRICO GAGLIOTI, SAMIR KAUL, ANITA SANDS and DMITRI SHKLOVSKY, Defendants. C.A. No. 2021-0762-LWW NOTICE OF FEE AND EXPENSE APPLICATION TO: ALL RECORD AND BENEFICIAL OWNERS OF KHOSLA VENTURES ACQUISITION CO. II COMMON STOCK AS OF THE CLOSE OF BUSINESS ON SEPTEMBER 3, 2021. UNLESS YOU INTEND TO OBJECT TO THE FEE AND EXPENSE APPLICATION, YOU NEED NOT TAKE ANY ACTION IN RESPONSE TO THIS NOTICE. The purpose of this Notice is to inform you about (i) the application for attorneys' fees and expenses submitted by Plaintiff Evan Umbright ("Plaintiff'), a stockholder of Khosla Ventures Acquisition Co. II ("Khosla" or the "Company"), and his counsel (the "Fee and Expense Application") in connection with the captioned stockholder class action (the "Action") filed against the Company and its Board of Directors (the "Board" and, together with the Company, "Defendants") in the Court of Chancery of the State of Delaware (the "Court"); and (ii) the hearing that the Court will hold on January 12, 2023 at 11:00 a.m., to consider the Fee and Expense Application (the "Hearing"); and (iii) the rights of the Company's stockholders with respect to the Fee and Expense Application. PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. EXHIBIT 99.2

WHAT IS THE PURPOSE OF THIS NOTICE? 1. The Court directed that this Notice be provided to inform you about your options before the Court rules on the proposed Fee and Expense Application. 2. The issuance of this Notice is not an expression by the Court of any findings of fact or any opinion concerning the merits of any claim in the Action, and the Court has not yet decided whether to approve the Fee and Expense Application. WHAT IS THE CASE ABOUT? WHAT HAS HAPPENED SO FAR? THE FOLLOWING DESCRIPTION OF THE ACTION, MOOTING OF THE ACTION, AND THE FEE AND EXPENSE APPLICATION HAS BEEN PREPARED BY COUNSEL FOR THE PARTIES. THE COURT HAS MADE NO FINDINGS WITH RESPECT TO SUCH MATTERS, AND THIS NOTICE IS NOT AN EXPRESSION OR STATEMENT BY THE COURT OR FINDING OF FACT. 3. On July 6, 2021, Khosla, a special purpose acquisition company, announced that it entered into a merger agreement to acquire Nextdoor, Inc. In connection with the transaction, the Company's Board adopted amendments to the Company's Certificate of Incorporation (the "Amended Charter"), including an amendment that increased the authorized shares of the Company's Class A common stock by 2.3 billion shares (the "Authorized Share Amendment"). In the Action, Plaintiff alleged that the Company's Class A common stockholders had a right under Section 242(b) of the Delaware General Corporation Law (the "DGCL") to vote separately on the Authorized Share Amendment.' 4. On September 3, 2021, Plaintiff filed the following with the Court: (1) a Verified Stockholder Class Action Complaint; (2) a Motion to Expedite; and (3) a Motion for Preliminary Injunction. The Complaint alleged that the Defendants were breaching their fiduciary duties by: (a) conducting the vote on the Authorized Share Amendment in violation of the Section 242(b)(2) of the DGCL; and (b) making materially false and misleading statements to the Company's stockholders concerning the vote required to approve the Authorized Share Amendment. Plaintiff 1 Closing of the Khosla and Nextdoor business combination was cross-conditioned on stockholder approval of the Authorized Share Amendment. 2 moved to expedite the proceedings in this Action and for a preliminary injunction to enjoin the stockholder vote on the Authorized Share Amendment at the Special Meeting. 5. On September 8, 2021, Plaintiff filed his Opening Brief in Support of his Motion for Preliminary Injunction and his Memorandum in Support of His Motion for Expedited Proceedings. On September 28, 2021, Defendants moved to dismiss this Action. 6. On October 1, 2021, Khosla mooted Plaintiff's claims by filing an 8-K with the U.S. Securities & Exchange Commission (the "SEC"), in which the Company disclosed that it had entered into an amendment to the merger agreement with Nextdoor, Inc. which provided that approval of the Amended Charter would require the Class A common stockholders to vote separately on the Authorized Share Amendment. That same day, Khosla filed Amendment No. 2 to the Form S-4 with the SEC, which similarly disclosed that approval of the Amended Charter would be "condition[ed] on the affirmative vote of the holders of a majority of the shares of . . . Class A common stock then outstanding and entitled to vote thereon, voting separately as a single series." 7. On October 11, 2021, the Court granted a Stipulation, Notice and Order Voluntarily Dismissing the Action as Moot and Retaining Jurisdiction to Determine Plaintiffs Counsel's Application for an Award of Attorneys' Fees and Reimbursement of Expenses (the "Mootness Order"). As stated in the Mootness Order, this Action, including the claims set forth in Plaintiff's Verified Class Action Complaint, was voluntarily dismissed by Plaintiff because Plaintiff's claims were rendered moot. No compensation of any form passed directly or indirectly from any of the Defendants in the Action to Plaintiff or Plaintiff's attorneys in this Action, and no promise to give any such compensation was made. 8. At the Special Meeting held on November 2, 2021, the Company's stockholders approved the Khosla and Nextdoor, Inc. business combination and the Amended Charter, with a majority of the shares of the Company's Class A common stock voting separately in favor. The business combination closed on November 5, 2021, at which point the Company's name changed from Khosla to Nextdoor Holdings, Inc. 9. On March 14, 2022, Plaintiff filed an Application for an Award of Attorneys' Fees with the Court (i.e., the Fee and Expense Application). In his 3

application, Plaintiff requested fees and expenses in the amount of $1,250,000 (the "Fee and Expense Amount"). 10. On June 1, 2022, Plaintiff filed a Supplemental Brief in Further Support of his Application for an Award of Attorneys' Fees. 11. On August 5, 2022, Defendants in this Action filed an Answering Brief in Opposition to Plaintiff's Application for an Award of Attorneys' Fees. On August 31, 2022, Plaintiff filed his Reply Brief in Further Support of his Application for an Award of Attorney's Fees. HOW WILL PLAINTIFF'S COUNSEL BE PAID? 12. This Court will determine the amount of any fee and expense award to Plaintiff's Counsel, and will consider this matter at the upcoming hearing described below. WHEN WILL THE HEARING BE HELD? DO I HAVE A RIGHT TO APPEAR AT THE HEARING? 13. The Court will consider the Fee and Expense Application at an in-person hearing to be held before The Honorable Lori W. Will, Vice Chancellor, on January 12, 2023, at 11: 00 a.m., at the Court of Chancery of the State of Delaware, Court of Chancery Courthouse, in the Leonard L. Williams Justice Center, 500 North King Street, Wilmington, Delaware 19801 (or by telephone or Zoom if the Hearing is conducted in such a manner). 14. The Court will consider any submission made in accordance with the provisions below even if an Objector does not attend the hearing. 15. Any record or beneficial stockholder of the Company who objects to the Fee and Expense Application may appear in person (or by telephone or Zoom if the Hearing is conducted is such manner) or by his, her, or its attorney at the Hearing and present any evidence or argument that may be proper and relevant; provided, however, that no Objector shall be heard or entitled to contest the Fee and Expense Application unless he, she, or it has, no later than ten business days before the Hearing (unless the Court in its discretion shall thereafter otherwise direct, upon 4 application of such Objector and for good cause shown), files with the Register in Chancery, Court of Chancery, Leonard L. Williams Justice Center, 500 North King Street, Wilmington, Delaware 19801, the following: (i) proof of ownership of the Company's common stock as of September 3, 2021 and continuously to the present; (ii) a written and signed notice of the Objector's intention to appear, which states the name, address, and telephone number of his, her, or its counsel; (iii) a detailed statement of the objections to any matter(s) before the Court; and (iv) a detailed statement of all grounds for such objection(s) and the reasons for the Objector's desire to appear and to be heard, as well as all documents or writings which the Objector desires the Court to consider. Any such filings with the Court must also be served upon each of the following counsel (i) by hand, first class U.S. mail, or express service, and (ii) by email such that they are received no later than ten business days prior to the Hearing: David A. Jenkins SMITH, KATZENSTEIN & JENKINS LLP 1000 N. West Street, Suite 1501 Wilmington, DE 19801 (302) 652-8400 djenkins@skjlaw.com Steven J. Purcell PURCELL & LEFKOWITZ LLP 369 Lexington Avenue, 3rd Floor New York, NY 10017 (212) 725-1000 spurcell@pjlfirm.com Counsel for Plaintiff Susan W. Waesco MORRIS, NICHOLS, ARSHT & TUNNELL LLP 1201 N. Market Street Wilmington, DE 19801 (302) 351-9677 swaesco@morrsnichols.com Counsel for Defendants Khosla Ventures Acquisition Co. II, Enrico Gaglioti, Samir Kaul, Anita Sands, and Dimitri Shklovsky 5

16. Any person or entity who fails to object in the manner described above shall be deemed to have waived such objection (including the right to appeal), unless the court in its discretion allows such objection to be heard at the Hearing, and shall be forever barred from raising any objection to Plaintiff's Counsel's Fee and Expense Application. CAN I SEE THE COURT FILE? WHOM SHOULD I CONTACT IF I HAVE QUESTIONS? 17. This Notice contains only a summary of the terms of the proposed Fee and Expense Application. For more detailed information about the matters involved in the Action, you are referred to the papers on file in the Action, which may be inspected at the Office of the Register in Chancery in the Court of Chancery of the State of Delaware, Court of Chancery Courthouse, 500 North King Street, Wilmington, DE 19801, during regular business hours of each business day. If you have questions regarding the Fee and Expense Application, you may write or call the following representative for Plaintiff's Counsel: Steven J. Purcell, PURCELL & LEFKOWITZ LLP, 369 Lexington Avenue, 3rd Floor, New York, NY 10017, (212) 725-1000, spurcell@pjlfirm.com. DO NOT CALL OR WRITE THE COURT OR THE OFFICE OF THE REGISTER IN CHANCERY REGARDING THIS NOTICE. BY ORDER OF THE COURT Dated: ___________________ , 2022 __________________________ Register in Chancery December 14 /s/ Susan Judge